CAPITAL STOCK	12 Months Ended
Dec. 31, 2025
Class of Stock Disclosures [Abstract]
CAPITAL STOCK	CAPITAL STOCK
The Company is authorized to issue up to 2.0 billion shares of common stock, with a par value of $1 per share. Common shareowners are entitled to receive such dividends as may be declared by the Board, are entitled to one vote per share, and are entitled, in the event of liquidation, to share ratably in all the assets of the Company which are available for distribution to the common shareowners. Common shareowners do not have preemptive or conversion rights. Shares of common stock issued and outstanding or held in treasury are not liable to further calls or assessments. There are no restrictions on the Company relative to dividends or the repurchase or redemption of common stock.
On April 24, 2023, the Board authorized the repurchase of up to a total of $10.0 billion of Honeywell common stock. Approximately $1.7 billion remained available as of December 31, 2025, for additional share repurchases.
Total following table summarizes the Company's repurchases of common stock:

	Years Ended December 31,
	2025		2024		2023
	Shares (in millions)	$	Shares (in millions)	$	Shares (in millions)	$
Reacquired stock or repurchases of common stock[1]	18.1	3,819	8.0	1,672	19.2	3,715

1	Includes excise tax on net share repurchases.
The Company is authorized to issue up to 40.0 million shares of preferred stock, without par value, and can determine the number of shares of each series, and the rights, preferences, and limitations of each series. At December 31, 2025, there was no preferred stock outstanding.